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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2003

ENTERCOM COMMUNICATIONS CORP.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	001-14461 (Commission File Number)	23-1701044 (I.R.S. Employer Identification No.)
401 City Avenue, Suite 409 Bala Cynwyd, Pennsylvania (Address of Principal Executive Offices)	19004 (Zip Code)

Registrant's telephone number, including area code: (610) 660-5610

Item 2. Acquisition or Disposition of Assets.

        On March 21, 2003, Entercom Communications Corp. (the "Company") completed its previously announced acquisition of one radio station in the Denver Colorado radio market (KQMT-FM) from Tribune Broadcasting Company ("Tribune") for $55 million. The purchase price of $55 million paid by the Company was determined through arm's length negotiations between unrelated parties and was paid from cash on hand.

        On December 24, 2001, the Company entered into an Option Agreement with Tribune for the purchase of three radio stations in the Denver radio market for an aggregate purchase price of approximately $180 million. On May 8, 2002, the Option Agreement was amended to facilitate the exercise of the option with respect to the closing of KOSI-FM and KEZW-AM for $125 million and to permit, upon the Company's exercise of the option, the subsequent closing of the third Denver radio station, KQMT-FM (formerly KKHK-FM), for $55 million. The closing of KOSI-FM and KEZW-AM was completed on July 24, 2002 and the information related to this transaction was contained in the Company's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 7, 2002.

        The summary of the transaction described above is qualified by reference to: (i) that certain Option Agreement, dated as of December 24, 2001 among the Company, Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune; (ii) that certain First Amendment to Option Agreement, dated as of May 8, 2002 among the Company, Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune; and (iii) that certain Second Amendment to Option Agreement, dated as of July 24, 2002 among the Company, Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune.

Item 7. Exhibits

  (a)
  Financial Statements

    Financial Statements are not required pursuant to Rule 3-05(b) of Regulation S-X of the Securities Act of 1933, as amended.

  (b)
  Pro Forma Financial Information

    Pro Forma financial information is not required pursuant to Rule 11-01 of Regulation S-X of the Securities Act of 1933, as amended.

  (c)
  Exhibits

    The following exhibits are filed as part of this report on Form 8-K:

Exhibit No.	Title
10.01
Option Agreement, dated as of December 24, 2001 among Entercom Communications Corp., Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune Broadcasting Company. (1) (Originally filed as Exhibit 10.01)
10.02
First Amendment to Option Agreement, dated as of May 8, 2002 among Entercom Communications Corp., Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune Broadcasting Company. (1) (Originally filed as Exhibit 10.02)
10.03
Second Amendment to Option Agreement, dated as of July 24, 2002 among Entercom Communications Corp., Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune Broadcasting Company. (1) (Originally filed as Exhibit 10.03)

(1)
Incorporated by reference to an exhibit (as indicated above) of the Company's Current Report on Form 8-K, as filed on August 7, 2002.

**********

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERCOM COMMUNICATIONS CORP.
By:	/s/ STEPHEN F. FISHER Stephen F. Fisher Executive Vice President and Chief Financial Officer

Dated: March 21, 2003

EXHIBIT INDEX

Exhibit No.	Title
10.01
Option Agreement, dated as of December 24, 2001 among Entercom Communications Corp., Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune Broadcasting Company. (1) (Originally filed as Exhibit 10.01)
10.02
First Amendment to Option Agreement, dated as of May 8, 2002 among Entercom Communications Corp., Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune Broadcasting Company. (1) (Originally filed as Exhibit 10.02)
10.03
Second Amendment to Option Agreement, dated as of July 24, 2002 among Entercom Communications Corp., Entercom Denver LLC, Entercom Denver License LLC, Tribune Denver Radio, Inc. and Tribune Broadcasting Company. (1) (Originally filed as Exhibit 10.03)

(1)
Incorporated by reference to an exhibit (as indicated above) of Entercom's Current Report on Form 8-K, as filed on August 7, 2002.

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX